Exhibit 99.1

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

Overview

On December 15, 2020, Mednax, Inc., a Florida corporation (“the “Company”), pursuant to the previously disclosed Securities Purchase Agreement, dated as of September 9, 2020, by and between Mednax Services, Inc., a Florida corporation (“Mednax Services”), and Radiology Partners, Inc., a Delaware corporation (“Buyer”), the Company completed the divestiture of Redwood Radiology, LLC, a Delaware limited liability company and wholly owned subsidiary of Mednax Services, which owns the Company’s radiology and teleradiology services medical group, Mednax Radiology Solutions (“Mednax Radiology”), (the “Divestiture”). The purchase consideration was comprised of a cash payment of $885 million paid at closing, subject to certain cash, minimum net working capital, indebtedness and other adjustments. The Company received approximately $865 million at closing and intends to use the proceeds of the transaction to redeem its $750 million in outstanding principal amount of 5.25% senior notes due in 2023 (the “2023 Notes”) with a redemption date of January 7, 2021.

The Divestiture is considered a significant disposition for the Company. As a result, the Company prepared the accompanying unaudited pro forma condensed consolidated financial information in accordance with Article 11 of Regulation S-X.

The Company presented its operations for Mednax Radiology as discontinued operations in its condensed consolidated financial statements included in the Company’s Form 10-Q for the three and nine months ended September 30, 2020. The accompanying unaudited pro forma condensed consolidated balance sheet gives effect to the Divestiture as if it occurred on September 30, 2020, the end of the most recent period for which a balance sheet is required. The accompanying unaudited pro forma condensed consolidated statements of income for the nine months ended September 30, 2020 and for the years ended December 31, 2019, 2018, and 2017 gives effect to the Divestiture as if it occurred on January 1, 2017. In addition, the unaudited pro forma condensed consolidated statements of income for the years ended December 31, 2019, 2018, and 2017 give effect to the divestiture of the Company’s anesthesiology medical group that was divested in May 2020 (collectively referred to as the “Divestitures”) as if it occurred on January 1, 2017, for which the unaudited pro forma results were previously disclosed on a Current Report on Form 8-K filed on May 12, 2020.

The accompanying unaudited pro forma condensed consolidated financial information includes pro forma adjustments that are directly attributable to the Divestitures and are factually supportable. Pro forma adjustments are presented for informational purposes only and are described in the accompanying notes based on information and assumptions currently available at the time of the filing of the Current Report on Form 8-K. The unaudited pro forma condensed consolidated financial information is not necessarily indicative of what the Company’s results of operations or financial condition would have been had the Divestiture been completed on the date indicated above. In addition, it is not necessarily indicative of the Company’s future results of operations or financial condition.

The accompanying unaudited pro forma condensed consolidated financial information should be read in conjunction with (i) the audited consolidated financial statements and accompanying notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, and (ii) the unaudited condensed consolidated financial statements and accompanying notes and “Management’s Discussion and Analysis of Financial Conditions and Results of Operations” included in the Company’s Quarterly Report on Form 10-Q for the three and nine months ended September 30, 2020.

Mednax, Inc.

Unaudited Pro Forma Condensed Consolidated Balance Sheet

As of September 30, 2020

(in thousands)

	Mednax, Inc. Historical Financial Statements as Reported	Pro Forma Adjustments Related to Mednax Radiology Divestiture Activity		Adjustments Related to the Redemption of the 2023 Notes and Excess Cash		Pro Forma
ASSETS
Current assets:
Cash and cash equivalents	$294,512			$92,027	A	$386,539
Short-term investments	81,574					81,574
Accounts receivable, net	267,125					267,125
Prepaid expenses	13,317					13,317
Income taxes receivable	22,797					22,797
Other current assets	20,287					20,287
Assets held for sale	951,548	(951,548	) B			—

Total current assets	1,651,160	(951,548)		92,027		791,639
Property and equipment, net	78,570					78,570
Goodwill	1,480,668					1,480,668
Intangible assets, net	27,665					27,665
Operating lease right-of-use assets	58,993					58,993
Deferred income taxes	62,950					62,950
Other assets	64,820					64,820

Total assets	$3,424,826	$(951,548)		$92,027		$2,565,305

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable and accrued expenses	$388,517			$(13,125	) A	$375,392
Current portion of finance leases	2,440					2,440
Current portion of operating leases	18,695					18,695
Liabilities held for sale	78,712	(78,712	) B			—

Total current liabilities	488,364	(78,712)		(13,125)		396,527

Long-term debt, net	1,732,805			(744,923	) A	987,882
Long-term finance leases	9,458					9,458
Long-term operating leases	40,220					40,220
Long-term professional liabilities	242,366					242,366
Deferred income taxes	63,630					63,630
Other liabilities	42,977					42,977

Total liabilities	2,619,820	(78,712)		(758,048)		1,783,060
Commitments and contingencies

Total equity	805,006	(872,836)		850,075	C	782,245

Total liabilities and equity	$3,424,826	$(951,548)		$92,027		$2,565,305

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

Mednax, Inc.

Unaudited Pro Forma Condensed Consolidated Statement of Income

Nine Months Ended September 30, 2020

(in thousands, except per share data)

	Mednax, Inc. Historical Financial Statements as Reported	Pro Forma Adjustments		Pro Forma
Net revenue	$1,317,321			$1,317,321
Practice salaries and benefits	909,168			909,168
Practice supplies and other operating expense	66,455			66,455
General and administrative expense	194,276			194,276
Depreciation and amortization	20,749			20,749
Transformation and restructuring related expenses	60,846			60,846

Total operating expenses	1,251,494	—		1,251,494

Income from operations	65,827	—		65,827
Investment and other income	13,064	920	D	13,984
Interest expense	(83,180)	30,736	E	(52,444)
Equity in earnings of unconsolidated affiliate	1,081			1,081

Total non-operating expenses	(69,035)	31,656		(37,379)
(Loss) income from continuing operations before income taxes	(3,208)	31,656		28,448
Income tax provision	(10,859)	(7,914	) F	(18,773)

(Loss) income from continuing operations	(14,067)	23,742		9,675

Loss from discontinued operations	(718,125)	718,125	G	—

Net (loss) income	$(732,192)	$741,867		$9,675

(Loss) income from continuing operations:
Basic	$(0.17)	$0.29		$0.12
Diluted	$(0.17)	$0.29		$0.12
(Loss) income from discontinued operations:
Basic	$(8.62)	$8.62		$—
Diluted	$(8.62)	$8.62		$—
Net (loss) income
Basic	$(8.79)	$8.91		$0.12
Diluted	$(8.79)	$8.91		$0.12
Weighted average common shares
Basic	83,260	—		83,260
Diluted	83,260			83,777	H

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

Mednax, Inc.

Unaudited Pro Forma Condensed Consolidated Statement of Income

Year Ended December 31, 2019

(in thousands, except per share data)

				I
	Mednax, Inc. Historical Financial Statements as Reported	Pro Forma Adjustments Related to Prior Divestiture Activity		Pro Forma Results (Adjusted for Prior Divestiture Activity)	Pro Forma Adjustments Related to Mednax Radiology Divestiture Activity	Adjustments Related to the Redemption of the 2023 Notes and Excess Cash		Pro Forma Results (Combined)
Net revenue	$3,513,542	$(1,250,359)		$2,263,183	$(483,424)			$1,779,759
Practice salaries and benefits	2,508,778	(1,008,515)		1,500,263	(319,504)			1,180,759
Practice supplies and other operating expense	112,766	(12,392)		100,374	(4,463)			95,911
General and administrative expense	404,643	(76,258)		328,385	(83,873)			244,512
Depreciation and amortization	78,860	(22,652)		56,208	(30,277)			25,931
Transformation and restructuring related expenses	95,329	(31,719)		63,610	(2,720)			60,890
Goodwill impairment	1,449,215	(1,331,291)		117,924	(117,924)			—

Total operating expenses	4,649,591	(2,482,827)		2,166,764	(558,761)	—		1,608,003

Income from operations	(1,136,049)	1,232,468		96,419	75,337	—		171,756
Investment and other income	5,671	(3)		5,668	(1,982)	1,841	D	5,527
Interest expense	(119,381)	73		(119,308)	380	39,375	E	(79,553)
Equity in earnings of unconsolidated affiliate	7,779	(39)		7,740	(5,470)			2,270

Total non-operating expenses	(105,931)	31		(105,900)	(7,072)	41,216		(71,756)
(Loss) income from continuing operations before income taxes	(1,241,980)	1,232,499		(9,481)	68,265	41,216		100,000
Income tax benefit (provision)	91,886	(113,021)		(21,135)	4,559	(10,304	) F	(26,880)

(Loss) income from continuing operations	(1,150,094)	1,119,478		(30,616)	72,824	30,912		73,120

Loss from discontinued operations	(347,608)	347,608	J	—	—	—		—

Net (loss) income	$(1,497,702)	$1,467,086		$(30,616)	$72,824	$30,912		$73,120

(Loss) income from continuing operations:
Basic	$(13.78)							$0.88
Diluted	$(13.78)							$0.87
(Loss) income from discontinued operations:
Basic	$(4.16)							$—
Diluted	$(4.16)							$—
Net (loss) income
Basic	$(17.94)							$0.88
Diluted	$(17.94)							$0.87
Weighted average common shares
Basic	83,495							83,495
Diluted	83,495							84,057	H

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

Mednax, Inc.

Unaudited Pro Forma Condensed Consolidated Statement of Income

Year Ended December 31, 2018

(in thousands, except per share data)

				I
	Mednax, Inc. Historical Financial Statements as Reported	Pro Forma Adjustments Related to Prior Divestiture Activity		Pro Forma Results (Adjusted for Prior Divestiture Activity)	Pro Forma Adjustments Related to Mednax Radiology Divestiture Activity	Adjustments Related to the Redemption of the 2023 Notes and Excess Cash		Pro Forma Results (Combined)
Net revenue	$3,454,810	$(1,287,662)		$2,167,148	$(444,041)			$1,723,107
Practice salaries and benefits	2,426,376	(1,024,600)		1,401,776	(276,105)			1,125,671
Practice supplies and other operating expense	108,851	(14,664)		94,187	(1,712)			92,475
General and administrative expense	403,934	(83,269)		320,665	(88,447)			232,218
Depreciation and amortization	83,832	(30,128)		53,704	(29,349)			24,355

Total operating expenses	3,022,993	(1,152,661)		1,870,332	(395,613)	—		1,474,719

Income from operations	431,817	(135,001)		296,816	(48,428)	—		248,388
Investment and other income	5,211	3		5,214	(2,163)	2,761	D	5,812
Interest expense	(88,789)	557		(88,232)	(4,713)	39,375	E	(53,570)
Equity in earnings of unconsolidated affiliate	6,825	—		6,825	889			7,714

Total non-operating expenses	(76,753)	560		(76,193)	(5,987)	42,136		(40,044)
Income from continuing operations before income taxes	355,064	(134,441)		220,623	(54,415)	42,136		208,344
Income tax provision	(96,453)	34,761		(61,692)	16,998	(10,534	) F	(55,228)

Income from continuing operations	258,611	(99,680)		158,931	(37,417)	31,602		153,116

Income from discontinued operations	10,018	(10,018	) J	—	—	—		—

Net income	$268,629	$(109,698)		$158,931	$(37,417)	$31,602		$153,116

Income from continuing operations:
Basic	$2.84							$1.68
Diluted	$2.82							$1.67
Income from discontinued operations:
Basic	$0.11							$—
Diluted	$0.11							$—
Net income
Basic	$2.95							$1.68
Diluted	$2.93							$1.67
Weighted average common shares
Basic	91,104							91,104
Diluted	91,606							91,606

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

Mednax, Inc.

Unaudited Pro Forma Condensed Consolidated Statement of Income

Year Ended December 31, 2018

(in thousands, except per share data)

				I
	Mednax, Inc. Historical Financial Statements as Reported	Pro Forma Adjustments Related to Prior Divestiture Activity		Pro Forma Results (Adjusted for Prior Divestiture Activity)	Pro Forma Adjustments Related to Mednax Radiology Divestiture Activity	Adjustments Related to the Redemption of the 2023 Notes and Excess Cash		Pro Forma Results (Combined)
Net revenue	$3,253,391	$(1,327,634)		$1,925,757	$(277,301)			$1,648,456
Practice salaries and benefits	2,227,335	(1,000,067)		1,227,268	(178,716)			1,048,552
Practice supplies and other operating expense	106,444	(14,798)		91,646	(5,879)			85,767
General and administrative expense	385,864	(86,888)		298,976	(62,771)			236,205
Depreciation and amortization	78,856	(33,487)		45,369	(22,789)			22,580

Total operating expenses	2,798,499	(1,135,240)		1,663,259	(270,155)	—		1,393,104

Income from operations	454,892	(192,394)		262,498	(7,146)	—		255,352
Investment and other income	4,385	—		4,385	(2,758)	3,681	D	5,308
Interest expense	(74,556)	604		(73,952)	299	39,375	E	(34,278)
Equity in earnings of unconsolidated affiliate	952	—		952	(256)			696

Total non-operating expenses	(69,219)	604		(68,615)	(2,715)	43,056		(28,274)
Income from continuing operations before income taxes	385,673	(191,790)		193,883	(9,861)	43,056		227,078
Income tax provision	(80,231)	74,253		(5,978)	4,312	(16,361	) F	(18,027)

Income from continuing operations	305,442	(117,537)		187,905	(5,549)	26,695		209,051

Income from discontinued operations	14,930	(14,930	) J	—	—	—		—

Net income	$320,372	$(132,467)		$187,905	$(5,549)	$26,695		$209,051

Income from continuing operations:
Basic	$3.31							$2.26
Diluted	$3.29							$2.25
Income from discontinued operations:
Basic	$0.16							$—
Diluted	$0.16							$—
Net income
Basic	$3.47							$2.26
Diluted	$3.45							$2.25
Weighted average common shares
Basic	92,431							92,431
Diluted	92,958							92,958

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

MEDNAX, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

1.	Basis of Pro Forma Presentation

The unaudited pro forma condensed consolidated financial statements included herein were prepared in accordance with Article 11 of Regulation S-X and are based on historical financial information of the Company. The historical consolidated financial information has been adjusted in the accompanying unaudited pro forma condensed consolidated financial statements to give effect to pro forma events that are (1) directly attributable to the Divestitures and (2) factually supportable. Certain information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States have been condensed or omitted from this report, as is permitted by such rules and regulations. The Divestiture meets the definition of discontinued operations, as defined by Accounting Standards Codification 205-20 Discontinued Operations (ASC 250-20).

The accompanying unaudited pro forma condensed consolidated financial statements are based on the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, and the Company’s Quarterly Report on Form 10-Q for the three and nine months ended September 30, 2020. The unaudited pro forma condensed consolidated balance sheet as of September 30, 2020 gives effect to the Divestiture as if it had occurred on September 30, 2020. The unaudited pro forma condensed consolidated statement of income for the nine months ended September 30, 2020 gives effect to the Divestiture and for the years ended December 31, 2019, 2018 and 2017 gives effect to the Divestitures as if they had occurred on January 1, 2017, the beginning of the earliest period presented.

2.	Pro Forma Adjustments

A.

Adjustment reflects the use of cash proceeds from the sale of Mednax Radiology, net of transaction expenses, to redeem the 2023 Notes at a call premium of 101.313% along with accrued interest, with the remaining amount designated as excess cash. The redemption of the 2023 Notes is expected to occur on January 7, 2021.

B.	Adjustment reflects the assets and liabilities of Mednax Radiology, which were previously classified as held for sale.

C.

Adjustment reflects the estimated increase to the loss on sale, resulting from the change in the actual net proceeds as compared to the estimate used when Mednax Radiology was classified as assets held for sale at September 30, 2020.

D.	Adjustment reflects the increase to interest income from the investment of excess cash.

E.	Adjustment reflects the decrease to interest expense from the redemption of the 2023 senior notes.

F.	Adjustment reflects the income tax impacts for the pro forma adjustments using a pro forma continuing operations statutory rate of 25% for 2020, 2019 and 2018 and 38% for 2017.

G.	Adjustment reflects the removal of the historical loss from discontinued operations, net of tax, associated with the anesthesiology medical group that was divested in May 2020 and Mednax Radiology.

H.	The increase in diluted shares outstanding resulted from the change of continuing operations from a loss to income, which did not impact diluted earnings per share.

I.	Adjustment reflects the removal of the historical operations of the Company’s anesthesiology medical group that was divested in May 2020.

J.	Adjustment reflects the removal of the historical loss from discontinued operations, net of tax, associated with the Company’s MedData business, which was divested in October 2019.